Exhibit 99.14

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                   AUGUST 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-6

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 6-A1.....$       25.20555880      Class 6-A13....$        0.00000000
     Class 6-A2.....$        0.00000000      Class 6-A14....$        0.00000000
     Class 6-A3.....$        0.00000000      Class 6-A15....$        0.00000000
     Class 6-A4.....$        0.66644281      Class 6-A16....$       25.20555889
     Class 6-A5.....$        0.00000000      Class 6-A17....$       25.20555877
     Class 6-A6.....$        3.38927605      Class 6-A18....$       25.20555873
     Class 6-A7.....$        0.00000000      Class 6-PO.....$        1.04111409
     Class 6-A8.....$        0.66644274      Class 6-M......$        0.66644324
     Class 6-A9.....$        0.00000000      Class 6-B1.....$        0.66644329
     Class 6-A10....$       28.20006858      Class 6-B2.....$        0.66644335
     Class 6-A11....$      585.04849580      Class 6-B3.....$        0.66644346
     Component A11A.$      643.85000000      Class 6-B4.....$        0.66644047
     Component A11B.$      576.57000000      Class 6-B5.....$        0.66644235
     Class 6-A12....$       13.81524590      Class 6-R......$        0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 6-A1.....$       24.21463329      Class 6-A14....$        0.00000000
     Class 6-A2.....$        0.00000000      Class 6-A15....$        0.00000000
     Class 6-A3.....$        0.00000000      Class 6-A16....$       24.21463338
     Class 6-A4.....$        0.64024243      Class 6-A17....$       24.21463326

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     Class 6-A5.....$        0.00000000      Class 6-A18....$       24.21463322
     Class 6-A6.....$        3.25603084      Class 6-PO.....$        1.00018397
     Class 6-A7.....$        0.00000000      Class 6-M......$        0.00000000
     Class 6-A8.....$        0.64024236      Class 6-B1.....$        0.00000000
     Class 6-A9.....$        0.00000000      Class 6-B2.....$        0.00000000
     Class 6-A10....$       27.09141761      Class 6-B3.....$        0.00000000
     Class 6-A11....$      562.04803458      Class 6-B4.....$        0.00000000
     Component A11A.$      618.53783004      Class 6-B5.....$        0.00000000
     Component A11B.$      553.90286040      Class 6-R......$        0.00000000
     Class 6-A12....$       13.27211652
     Class 6-A13....$        0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 6-A1.....$        6.20216595      Class 6-A15....$        6.24999972
     Class 6-A2.....$        6.25000000      Class 6-A16....$        5.91273174
     Class 6-A3.....$        6.25000000      Class 6-A17....$        5.99542710
     Class 6-A4.....$        6.24581579      Class 6-A18....$        7.44259939
     Class 6-A5.....$        6.25000062      Class 6-M......$        6.24581552
     Class 6-A6.....$        6.23382659      Class 6-B1.....$        6.24581521
     Class 6-A7.....$        6.25000000      Class 6-B2.....$        6.24581490
     Class 6-A8.....$        6.24581588      Class 6-B3.....$        6.24581427
     Class 6-A9.....$        6.24999966      Class 6-B4.....$        6.24580242
     Class 6-A10....$        6.22404367      Class 6-B5.....$        6.24580400
     Class 6-A11....$        0.00000000      Class 6-R......$        0.00000000
     Component A11A.$        0.00000000      Class 6-S......$        0.63669430
     Component A11B.$        0.00000000
     Class 6-A12....$        6.16426230
     Class 6-A13....$        6.25000000
     Class 6-A14....$        0.00000000

     iv)  Accrual Amount:

                Class A11A Component          $        1,199.73
                Class A11B Component          $       11,150.72
                Class A14 Component           $          842.73


     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.......$      89,308.55

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:.........$ 392,321,261.60

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          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:...................           1,321

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                       Class Certificate          Single
                                       Principal Balance   Certificate Balance
                                       -----------------   -------------------

          Class 6-A1.................$     53,587,010.11    $         967.14
          Class 6-A2.................$     27,152,000.00    $       1,000.00
          Class 6-A3.................$      8,015,000.00    $       1,000.00
          Class 6-A4.................$     56,923,852.79    $         998.66
          Class 6-A5.................$      6,001,105.00    $       1,000.00
          Class 6-A6.................$     40,383,198.55    $         994.02
          Class 6-A7.................$      1,927,000.00    $       1,000.00
          Class 6-A8.................$     19,786,531.50    $         998.66
          Class 6-A9.................$      3,680,965.00    $       1,000.00
          Class 6-A10................$     10,297,660.97    $         967.65
          Class 6-A11................$        596,006.26    $         250.42
          Component A11A.............$              0.00    $           0.00
          Component A11B.............$        596,006.26    $         286.54
          Class 6-A12................$         59,319.77    $         972.46
          Class 6-A13................$     14,305,000.00    $       1,000.00
          Class 6-A14................$        135,680.23    $       1,012.54
          Class 6-A15................$      8,802,874.00    $       1,000.00
          Class 6-A16................$     24,259,486.34    $         967.14
          Class 6-A17................$     79,987,004.84    $         967.14
          Class 6-A18................$     18,991,692.73    $         967.14
          Class 6-PO.................$        417,508.95    $         998.01
          Class 6-M..................$      6,004,362.94    $         998.66
          Class 6-B1.................$      4,002,908.30    $         998.66
          Class 6-B2.................$      3,002,180.97    $         998.66
          Class 6-B3.................$      2,001,453.65    $         998.66
          Class 6-B4.................$        600,435.80    $         998.66
          Class 6-B5.................$      1,401,022.90    $         998.66
          Class 6-R..................$              0.00    $           0.00
          Class 6-S..................$    373,112,460.69    $         977.82

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value........................................$           0.00
          unpaid principal balance..........................$           0.00
          number of related mortgage loans..................               0

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     ix)  The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                         Number       40    Principal Balance $  13,438,340.49
               (2)  60-89 days
                         Number        2    Principal Balance $     510,000.00
               (3)  90 days or more
                         Number        0    Principal Balance $           0.00

          (b)  in foreclosure
                         Number        0    Principal Balance $           0.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                        $           0.00                 0.00

     xi)  The Scheduled Principal Balance of any Mortgage Loan and number of any
          Modified    Mortgage    Loan    purchased    pursuant    to    Section
          3.01(c):......................$           0.00                 0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 6-S: ........................    0.403400%

     xiii) Senior Percentage for such Distribution Date: ........  95.72689900%

     xiv)  Category A-Senior Percentage for such Distribution
           Date:.................................................  68.66655300%

     xv)   Category B-Senior Percentage for such Distribution
           Date:.................................................  19.78845200%

     xvi)  Category C-Senior Percentage for such Distribution
           Date:.................................................   7.27189400%

     xvii) Category A-Percentage for such Distribution
           Date: ................................................  71.73172200%

     xviii)Category B-Percentage for such Distribution Date: ....  20.67177800%

     xix)  Category C-Percentage for such Distribution Date: ....   7.59650000%

     xx)   Group I Senior Percentage for such Distribution Date:.  72.81944900%

     xxi)  Category A-Group I Senior Percentage for such
           Distribution Date: ...................................  54.36863500%

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     xxii) Category B-Group I Senior Percentage for such
           Distribution Date: ...................................  14.81854600%

     xxiii)Category C-Group I Senior Percentage for such
           Distribution Date: ...................................   3.63226800%

     xxiv) Category C-Group I Scheduled Distribution Percentage
           for such Distribution Date: ..........................   7.27189400%

     xxv)  Group II Senior Percentage for such Distribution
           Date: ................................................  22.90745000%

     xxvi) Category A-Group II Senior Percentage for such
           Distribution Date: ...................................  14.29791800%

     xxvii)Category B-Group II Senior Percentage for such
           Distribution Date: ...................................   4.96990600%

     xxviii)Category C-Group II Senior Percentage for such
           Distribution Date: ...................................   3.63962600%

     xxix) Category C-Group II Scheduled Distribution
           Percentage for such Distribution Date: ...............   0.00000000%

     xxx)  Senior Prepayment Percentage for such Distribution
           Date: ................................................ 100.00000000%

     xxxi) Category A-Senior Prepayment Percentage
           for such Distribution Date: ..........................  71.73172200%

     xxxii)Category B-Senior Prepayment Percentage
           for such Distribution Date: ..........................  20.67177800%

     xxxiii)Category C-Senior Prepayment Percentage
           for such Distribution Date: ..........................   7.59650000%

     xxxiv)Group I Senior Prepayment Percentage for such
           Distribution Date: ................................... 100.00000000%

     xxxv) Category A-Group I Senior Prepayment Percentage
           for such Distribution Date: ..........................  71.73172200%

     xxxvi)Category B-Group I Senior Prepayment Percentage for such
           Distribution Date: ...................................  20.67177800%

     xxxvii)Category C-Group I Senior Prepayment Percentage for such
           Distribution Date: ...................................   7.59650000%

     xxxviii)Group II Senior Prepayment Percentage for such
           Distribution Date: ...................................   0.00000000%

     xxxix)Category A-Group II Senior Prepayment Percentage
           for such Distribution Date: ..........................   0.00000000%

     xxxx) Category B-Group II Senior Prepayment Percentage for such
           Distribution Date: ...................................   0.00000000%

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     xxxxi)Category C-Group II Senior Prepayment Percentage for such
           Distribution Date: ...................................   0.00000000%

     xxxxii)Junior Percentage for such Distribution Date: .......   4.27310100%

     xxxxiii)Junior Prepayment Percentage for such Distribution
           Date: ................................................   0.00000000%